UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 18, 2007

Ener1, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	0-21138	59-2479377
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

500 W. Cypress Creek Road, Suite 100, Fort Lauderdale, Florida		33309
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	954 556-4020

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Ener1, Inc. ("Ener1") issued a press release on September 18, 2007 announcing that its EnerDel, Inc. ("EnerDel") subsidiary was awarded a lithium-ion battery technology development contract from the United States Advanced Battery Consortium ("USABC"), an organization whose members are Chrysler LLC, Ford Motor Company and General Motors Corporation.

The USABC awarded the contract in collaboration with the U.S. Department of Energy to develop lithium-ion battery technology for hybrid-electric vehicle applications. The 18-month contract, valued at $6.5 million, is the second of a three-phase USABC program and requires that EnerDel share 50 percent of the project costs. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 - Press Release issued on September 18, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ener1, Inc.

September 19, 2007	By:	/s/ Ajit Habbu

Name: Ajit Habbu
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release issued on September 18, 2007